Shareholders' Equity	12 Months Ended
Mar. 31, 2025
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 11 — SHAREHOLDERS’ EQUITY

Ordinary shares

The Company was established under the laws of the BVI on December 2, 2024, with authorized share of 500,000,000 ordinary shares of par value US$0.0001 each. As of the date of this Annual Report, we are authorized to issue a maximum of 500,000,000 shares consisting of either Ordinary Shares or preferred shares with par value of US$0.0001 per share. As of the date of this Annual Report, there are 19,500,000 Ordinary Shares issued and outstanding.

As at March 31, 2024 and 2025, the paid-in capital of the Company was HK$3.00.

Dividend Distribution

On March 31, 2025 and 2024, the Company did not announced any distribution of an interim dividend to the shareholders.